UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2022

DRIVEN BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39898	47-3595252
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700

Charlotte, North Carolina 28202

(Address of principal executive offices) (Zip Code)

(704) 377-8855

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, Driven Brands Holdings Inc. (the “Company”), issued a press release announcing that it had elected Jose Tomas to its Board of Directors (the “Board”), effective July 11, 2022. Mr. Tomas brings extensive executive experience with a keen focus on communications, people, and culture. Mr. Tomas will serve on the Compensation and Nominating and Corporate Governance Committees of the Board.

Mr. Tomas, 54, has served as the Chief Administrative Officer for TelevisaUnivision, the world’s leading Spanish language content and media company, where he oversees strategic support areas, including Human Resources; Corporate Communications; Enterprise Technology Services; Facilities/Real Estate; Social Impact; Diversity, Equity, and Inclusion; and Corporate Safety, Health, and Security since August 2021. Prior to TelevisaUnivision, he served as the Principal and Managing Partner of BrandSparc, LLC and as the President of PeopleSparc, LLC. From 2017 – 2018, he served on General Motors’ global senior executive team as the Senior Vice President of Global Human Resources. From 2013 – 2017, he served as Executive Vice President and Chief Human Resources Officer at Anthem, Inc., one of the largest health benefits providers in the U.S.

Mr. Tomas will receive compensation as a non-employee director of the Company as described in the Company’s 2022 Proxy Statement on Schedule 14A, filed April 8, 2022 (the “Proxy Statement”).

In connection with his election to the Board, the Company also entered into an indemnification agreement with Mr. Tomas. A copy of the form of indemnification agreement is filed as Exhibit 10.13 to Driven Brands Holdings Inc.’s Registration Statement on Form S-1, filed December 22, 2020 and is incorporated herein by reference. For a description of this indemnification agreement, see the Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement by and among Driven Brands Holdings Inc. and each of its directors and executive officers (incorporated by reference from Exhibit 10.13 to Driven Brands Holdings Inc.’s Registration Statement on Form S-1, filed December 22, 2020).

99.1	Press release dated July 11, 2022.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: July 11, 2022	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary